UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2026

Autoliv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12933	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section D 5th Floor, Box 70381,
Stockholm, Sweden		SE-107 24
(Address of Principal Executive Offices)		(Zip Code)

+46 8 587 20 600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2026, Autoliv, Inc. (the “Company”) announced the appointment of Monika Grama as the Company’s new Chief Financial Officer and Executive Vice President, Finance, to be effective April 1, 2026. Ms. Grama succeeds Fredrik Westin who will be leaving the Company, as previously announced, on March 31, 2026.

Ms. Grama is currently serving as Vice President, Finance of the Autoliv Europe Middle East and Africa (EMEA) division, a position she has held since 2020. Prior to that role, she served as Finance Manager and Managing Director of Autoliv Romania, one of Autoliv's largest production hubs globally, between 2011 and 2018 and continued as the Managing Director between 2019 and 2020. She first joined Autoliv in 2009 as controller of Autoliv Romania after beginning her career with Mondelez Romania and serving as Controlling Manager from 2006 through 2009. Ms. Grama holds a Bachelor's degree in Business Administration (International Economic Relations) from Transylvania University.

Ms. Grama entered into an employment agreement with the Company effective April 1, 2026 (the “Agreement”), which provides for the following key compensation and benefits:

•	An annual base salary of 5,750,000 SEK;

•	An annual cash incentive opportunity with a target award equal to 45% of base salary, subject to achievement of performance goals;

•

Participation in the long-term incentive (LTI) program for similarly situated executives (with the LTI award granted in 2026 having a maximum grant date value of $200,000, pro-rated to match the portion of the year that Ms. Grama serves as Chief Financial Officer and Executive Vice President, Finance);

•	Support in connection with her relocation from Zug, Switzerland to Stockholm, Sweden, including temporary housing for up to three (3) years with a maximum annual benefit of 360,000 SEK; and

•

Participation in the Swedish pension scheme and private health insurance program, provision of a company car or allowance, and certain other perquisite and benefit programs on the same basis as similarly situated senior executives.

In addition, upon a qualifying termination of Ms. Grama’s employment (which includes an involuntary termination without cause or a resignation by her for “good reason”), she is entitled to receive a lump sum severance payment equal to 1.5 times her base salary, subject to Ms. Grama’s entry into a settlement agreement, which shall include, for example, a general release of claims, non-competition provision, and other covenants.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending March 31, 2026.

There are no family relationships between Ms. Grama and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Ms. Grama was not selected as the Company’s Chief Financial Officer and Executive Vice President, Finance pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Ms. Grama and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release dated March 6, 2026 regarding Ms. Grama’s appointment is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 6, 2026, the Company issued a release (the “Release”) announcing that it has renewed its Euro Medium Term Note Programme (the “EMTN Programme”). Under the EMTN Programme, Autoliv may issue, from time to time, notes guaranteed by Autoliv ASP, Inc. (the “Guarantor”) in the equivalent amount of up to EUR 3,000,000,000 in various currencies. The EMTN Programme was renewed for a period of one year. A copy of the Release is furnished herewith as Exhibit 99.2.

Notes issued under the EMTN Programme have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Act”), will only be offered and sold outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

The information in this Current Report on Form 8-K (including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, including any securities of Autoliv or the Guarantor.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated March 6, 2026 (CFO Appointment)
99.2	Press Release of Autoliv, Inc. dated March 6, 2026 (EMTN Renewal)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated March 6, 2026 (CFO Appointment)
99.2	Press Release of Autoliv, Inc. dated March 6, 2026 (EMTN Renewal)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: March 11, 2026